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                                                                    EXHIBIT 99.1


                          SHELBOURNE PROPERTIES I, INC.
                            FORM 10-Q MARCH 31, 2003


CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Shelbourne Properties I Inc., (the "Company"), on Form 10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:  May 14, 2003                                  /s/ Michael L. Ashner
         Michael L. Ashner                           ---------------------------
         Chief Executive Officer


Date:  May 14, 2003                                  /s/ Carolyn B. Tiffany
         Carolyn B. Tiffany                          ---------------------------
         Chief Financial Officer